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                                                                   EXHIBIT 10.9


                                    FORM OF

                        NCR WORLDSHARES STOCK OPTION PLAN


1. PURPOSE: The purpose of the NCR WorldShares Stock Option Plan (the "Plan") is to advance the interests of Company, its Subsidiaries and Affiliates by giving substantially all Employees a stake in the Company's future growth, in the form of stock options, thereby improving such Employees' long-term incentives and aligning their interests with those of the Company's shareholders.

2. DEFINITIONS: For purposes of this Plan:

         (a) "Affiliate" shall mean any entity in which the Company has an ownership interest of more than 50%.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Common Stock" shall mean the Company's common stock.

         (e) "Company" shall mean NCR Corporation.

         (f) "Disability" or "Disabled" shall mean qualifying for and receiving payments under a long-term disability pay plan maintained by the Company or any Subsidiary or Affiliate or as required by or available under applicable local law.

         (g) "Employee" shall mean any individual employed by the Company or any Subsidiary or Affiliate excluding leased employees within the meaning of Section 414(n) of the Code, and excluding "payroll service or agency employees" as defined in the following sentence. "Payroll service or agency employee" means an individual (i) for whom the direct payor of compensation with respect to the performance of services for the Company or any Subsidiary or Affiliate is any outside entity, including but not limited to a payroll service or temporary employment agency, rather than by the NCR internal corporate payroll system, or
(ii) who is paid directly by the Company or any Subsidiary or Affiliate, but not through an internal corporate payroll system (e.g., through purchase order accounts). The determination whether an individual is a "payroll service or agency employee" shall be made solely according to the method of paying the individual for services, without regard to whether the individual is considered a common law employee of the Company for any other purpose, and such determination will be within the discretionary authority of the plan administrator.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" shall mean the average of the high and low sale prices of a share of Common Stock on the U.S. stock exchange on which the Common Stock is listed on the date of measurement or on any date as determined by the Committee and if there were no trades on such date, on the day on which a trade occurred next following such date.

         (j) "Retirement" shall mean termination of the employment of an Employee with the Company or any Subsidiary or Affiliate on a date on which the Employee is eligible to
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immediately begin receiving pension benefits from a pension plan sponsored by the Company, Subsidiary or Affiliate (excluding PensionPlus payments from the NCR Pension Plan).

         (k) "'Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424 of the Code.

3. SHARES AVAILABLE FOR OPTIONS: The amount of shares of the Company's stock which may be issued for options granted under the Plan shall not exceed shares of Common Stock, subject to adjustment under Section 8 hereof.

4. ADMINISTRATION: The Plan shall be administered under the supervision of the Board of Directors of the Company by the Compensation Committee of the Board.

         The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

         Notwithstanding the foregoing, the Committee may designate persons other than members of the Committee to carry out such responsibilities of the Committee under the Plan as it may deem appropriate. The delegation of responsibilities will be effected by written instrument executed by the Committee.

5. ELIGIBILITY: An option may be granted to an Employee who is actively employed with the Company or any Subsidiary or Affiliate on the grant date.

         The adoption of this Plan shall not be deemed to give any Employee any right to be granted an option to purchase Common Stock of the Company, except to the extent and upon such terms and conditions as may be determined by the Committee.

6. STOCK OPTIONS: Stock options under the Plan shall consist of nonqualified stock options.

         Each option shall be subject to the following terms and conditions:

         (a) GRANT OF OPTIONS. The Committee shall (1) determine the date(s) on which options may be granted, (2) select the Employees to whom options may be granted or offered subject to collective bargaining where required, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise, or on the shares of Common Stock issuable upon exercise thereof), and (5) prescribe the form of the instruments necessary or advisable in the administration of options.




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         (b) TERMS AND CONDITIONS OF OPTION. Any option granted under the Plan shall be evidenced by a Stock Option Statement executed by the Company, in such form as the Committee shall approve, which statement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan.

                  (1) NUMBER OF SHARES SUBJECT TO AN OPTION. The Stock Option Statement shall specify the number of shares of Common Stock subject to the Statement.

                  (2) OPTION PRICE. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value in U.S. dollars of a share of Common Stock on the date of the grant of such option.

                  (3) OPTION PERIOD. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of five years from the date the option is granted.

                  (4) CONSIDERATION. Each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company or of one of its Subsidiaries or Affiliates for at least one year from the date of the granting of such option, unless an optionee terminates employment with the Company due to death, Retirement or Disability. No option shall be exercisable until after the completion of one year from the date of grant.

                  (5) EXERCISE OF OPTION.

                           (a) An option must be exercised for the full number
                  of optioned shares at one time.

                                    (b) An option shall be exercised according
                  to procedures established by the Committee and communicated to participants, which may include any or all of the following methods:

                                    (i) Delivery of written notice to the
                           Company or its designee of intention to exercise, including a certified personal check, certified broker's check or bank draft to cover the exercise price and estimated Withholding Taxes (as defined in (9) below);

                                    (ii) Delivery of written notice to the
                           Company or its designee of intention to exercise, including a certified personal check, certified broker's check or bank draft to cover the exercise price and the authorization for the Company or its designee to withhold the appropriate number of shares being exercised to cover the optionee's Withholding Tax liability. The certified personal check, certified broker's check or bank draft should also include the current value of one share of Common Stock;



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                                    (iii) Delivery of written or verbal notice
                           to the Company or its designee of intention to exercise the option by means of selling the appropriate number of shares to cover the exercise price, broker's commissions and other related expenses, if any, and the authorization for the Company or its designee to withhold the appropriate number of shares being exercised to cover the optionee's Withholding Tax liability. The remainder of the shares exercised will be delivered to the optionee in Common Stock or cash.

                                    (iv) Delivery of written or verbal notice
                           to the Company or its designee of intention to exercise the option by means of selling all the shares, and the authorization for the company or its designee to withhold the appropriate amount of cash to cover the exercise price, broker's commissions and other related expenses, if any, and to deliver the remainder of the cash to the optionee.

                           (c) The Company shall have the authority to establish
                  procedures under all methods, including without limitation the designation of the brokerage firm or firms through which exercises shall be effected.

                           (d) Under all of the methods indicated in (b) above,
                  the option exercise price shall be paid in full at the time of exercise in U.S. dollars, and the Company shall require the optionee to pay the Company in U.S. dollars at the time of exercise the amount of tax required to be withheld by the Company under applicable foreign, federal, state and local withholding tax laws.

                           (e) Except as provided in subsections (7), (8), (9),
                  and (10), an optionee must be an Employee at the time of exercise of an option.

                  (6) NONTRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (7) TERMINATION. An optionee whose employment is terminated by the optionee or the Company or any Subsidiary or Affiliate (other than by Retirement, Disability or death) subsequent to the first anniversary of the grant date may exercise such option until the earlier of 59 days from the optionee's termination date or the expiration of the option period set forth therein. In the case of an optionee whose employment is terminated other than by Retirement, Disability or death prior to the first anniversary of the grant date, the option will lapse. For purposes of this paragraph (7), an optionee employed by a Subsidiary, Affiliate or business unit of the Company that is sold or otherwise divested from the Company shall be considered to have terminated employment with the Company as of the effective date of the divestiture.

                  (8) RETIREMENT. An optionee whose employment is terminated due to Retirement from the Company or any Subsidiary or Affiliate may exercise such option on or after the first anniversary of the date the option was granted, but in no event after the expiration of the option period set forth therein.

                  (9) DISABILITY. An optionee who ceases to be actively employed by reason of Disability may exercise such option on or after the first anniversary of the date the option was granted, but in no event after the expiration of the option period set forth therein.





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                  (10) DEATH. In the event of the death of the optionee

                           (a) while in the employ of the Company or of any of
                  its Subsidiaries or Affiliates, the option shall be exercisable after the first anniversary of the grant date by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, but in no event after the expiration of the option period set forth therein,

                           (b) after Retirement, the option shall be exercisable
                  after the first anniversary of the grant date by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, but in no event after the expiration of the option period set forth therein,

                           (c) after termination of employment that occurs
                  after the first anniversary of the grant date, but within the 59 day period indicated in Section 6(b)(7), the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, until the earlier of one year from the date of death or the expiration of the option period set forth therein.

                  In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.


7. DETERMINATION OF BREACH OF CONDITIONS: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company's obligations in accordance with the provisions of the Plan shall be conclusive.

8. ADJUSTMENT IN THE EVENT OF CHANGE IN STOCK: In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off or similar transaction or other change in corporate structure affecting the Common Stock, such adjustments and other substitutions shall be made to the Plan and to options granted under the Plan as the Committee in its sole discretion deems equitable or appropriate including without limitation such adjustments in the aggregate number, class and kind of shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of shares subject to outstanding options or other awards granted under the Plan, and in the number, class and kind of shares subject to awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of shares or other securities subject to any award shall always be a whole number.




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9. TAXES: In connection with the transfer of shares of Common Stock to an optionee (or at such earlier date as may be required by local law), the Company will require the optionee to pay the amount required by any applicable governmental entity to be withheld or otherwise deducted and paid with respect to such transfer ("Withholding Tax"). Subject to Section 10 hereof, an optionee shall satisfy the obligation to pay Withholding Tax by providing the Company with funds (in U.S. dollars) sufficient to enable the Company to pay such Withholding Tax or by requiring the Company to retain or to accept upon delivery thereof by the optionee shares of Common Stock sufficient in value to cover the amount of such Withholding Tax.

10. EMPLOYEES BASED OUTSIDE OF THE UNITED STATES: Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates and its Subsidiaries operate or have Employees, the Board, the Committee, in their sole discretion, shall have the power and authority to (i) determine which Employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any options granted to Employees who are employed outside the United States (including the grant of stock appreciation rights, as described in the following paragraph, in lieu of nonqualified stock options), and (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this
Section 10 by the Board or the Committee shall be attached to this Plan document as Appendices.

The Committee in its discretion may grant stock appreciation rights in lieu of nonqualified stock options to Employees employed outside the United States. A stock appreciation right shall provide an Employee the right to receive in cash the difference between the Fair Market Value of a share of Common Stock on the grant date and the exercise date, and otherwise shall have the same terms and conditions as a nonqualified stock option granted hereunder.

11. CHANGE IN CONTROL: In the event of a change in control of the Company prior to the exercise of options granted under this Plan, all outstanding options shall become immediately non forfeitable and exercisable fully vested notwithstanding any provisions of the Plan to the contrary. For the purpose of this Plan a change in control shall be deemed to have occurred on the happening of any of the following events:

                (i) An acquisition by any individual, entity or group (within the meaning of Article 13(d)(3) or 14(d)(2) of the Exchange Act) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition, directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by



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any corporation pursuant to a transaction which complies with clauses (A), (B)
and (C) of subsection (iii) below; or

                (ii) A change in the composition of the Board such that the individuals who, as of January 1, 1997, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, that any individual who becomes a member of the Board subsequent to January 1, 1997, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; and provided, further however, that any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

                (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company voting Securities, as the case may be, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference



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was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

                (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

As used herein, "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

12. AMENDMENT OF THE PLAN: The Board of Directors may amend or suspend the Plan at any time and from time to time. No such amendment of the Plan may, however, without the written consent of the optionee, adversely affect or impair any option.

13. MISCELLANEOUS: By accepting any benefits under the Plan, each optionee and each person claiming under or through such optionee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, or the Committee. No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any option thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with. Nothing contained in the Plan or in any Agreement shall require the Company to segregate or earmark any cash or other property. Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company or any of its Subsidiaries or Affiliates to dismiss and/or discharge any Employee at any time.

The Company shall not be required to issue or deliver any certificates for shares of Common Stock purchased upon the exercise of any option granted under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any governmental regulatory body, (iii) the obtaining of any consent or approval or other clearance from any governmental agency, which the Company shall, in its sole discretion, determine to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any caused by a delay in making such payment) incurred by reason of the exercise of any option granted under the Plan or the transfer of shares thereupon.

14. TERM OF THE PLAN: The Plan shall become effective as of January 1, 1997. The Plan shall terminate on January 1, 2006, or at such earlier date as may be determined by the Board of Directors. Termination of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

15. GOVERNING LAW: This Plan, and the validity and construction of any options granted hereunder, shall be governed by the laws of the State of Ohio.



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         IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this ____ day of ________________, 1996.

                            FOR NCR CORPORATION



                            By:________________________________________________
                                  Richard H. Evans
                                  Senior Vice President, Global Human Resources




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